Exhibit 10.13

EXECUTION VERSION

FIRST AMENDMENT TO CREDIT AGREEMENT

THIS FIRST AMENDMENT TO CREDIT AGREEMENT (this “Amendment”) is entered into as of June 14, 2022 by and among Rubrik, Inc., a Delaware corporation (the “Borrower”), each of the Existing Lenders (as defined below), each of the Additional Lenders (as defined below), and Goldman Sachs BDC, Inc., as the administrative agent (the “Administrative Agent”) for the Lenders and as the collateral agent (the “Collateral Agent”) for the Secured Parties. Unless otherwise specified herein, capitalized terms used in this Amendment shall have the meanings ascribed to them in the Amended Credit Agreement (as defined below).

RECITALS

WHEREAS, the Borrower, the Lenders party hereto indicated as “Existing Lenders” on their signature pages hereto (the “Existing Lenders”), the Administrative Agent and the Collateral Agent are party to that certain Credit Agreement, dated as of June 10, 2022 (as amended, restated, amended and restated, supplemented or otherwise modified from time to time prior to the date hereof, the “Existing Credit Agreement”, and as amended by this Amendment, the “Amended Credit Agreement”);

WHEREAS, the Borrower desires to obtain (a) additional term loans (the “Additional Term Loans”, and the commitment of the Additional Lenders to provide such Additional Term Loans, the “Additional Term Loan Commitments”) in an aggregate principal amount of $62,820,512.82, which upon incurrence thereof will be of the same Class as the Closing Date Term Loans under the Existing Credit Agreement, and (b) additional delayed draw term loan facility commitments (the “Additional Delayed Draw Term Loan Commitments”) in an aggregate principal amount of $7,179,487.18, which upon incurrence thereof shall be an increase to the Delayed Draw Term Loan Facility under the Existing Credit Agreement, in each case from certain lenders party hereto indicated as “Additional Lenders” on their signature pages hereto (the “Additional Lenders”);

WHEREAS, the Additional Lenders are willing, on the terms and conditions set forth below, to provide such Additional Term Loans and Additional Delayed Draw Term Loan Commitments on the First Amendment Effective Date (as defined below);

WHEREAS, the Borrower, the Existing Lenders (comprising all of the Lenders under the Existing Credit Agreement), the Administrative Agent, and the Collateral Agent (collectively, comprising all of the parties under the Existing Credit Agreement) consent to the incurrence by the Borrower of the Additional Term Loans and the Additional Delayed Draw Term Loan Commitments on the terms and conditions set forth below;

NOW THEREFORE, in consideration of the foregoing recitals and the mutual agreements contained herein and for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

1.	Amendments.

1.1    The table of Delayed Draw Term Loan Commitments under the heading “Delayed Draw Term Loan Commitments” on Schedule 1.01(a) of the Existing Credit Agreement, shall be amended, restated and replaced in its entirety by the schedule of commitments under the heading “Delayed Draw Term Loan Commitments” on Annex B hereto.

1.2    Section 1.01 of the Existing Credit Agreement shall be amended by adding the following definitions in proper alphabetical sequence:

“First Amendment” shall mean that certain First Amendment to Credit Agreement, dated as of June 14, 2022 by and among the Borrower, the Administrative Agent, the Collateral Agent, and the Lenders party thereto.

“First Amendment Effective Date” shall mean the “First Amendment Effective Date” under and as defined in the First Amendment.

“First Amendment Delayed Draw Term Loan Commitments” shall mean the “Additional Delayed Draw Term Loan Commitments” under and as defined in the First Amendment. For the avoidance of doubt, such First Amendment Delayed Draw Term Loan Commitments shall be deemed to be the same Class of Commitments as the Delayed Draw Term Loan Commitments.

“First Amendment Term Loan Commitments” shall mean the “Additional Term Loan Commitments” under and as defined in the First Amendment. For the avoidance of doubt, such First Amendment Term Loan Commitments shall be deemed to be the same Class of Commitments as the Closing Date Term Loan Commitments.

“First Amendment Term Loans” shall mean the “Additional Term Loans” under and as defined in the First Amendment. For the avoidance of doubt, such First Amendment Term Loans shall be deemed to be the same Class of Term Loans as the Closing Date Term Loans.

1.3    The definition of “Delayed Term Loan Commitment” under Section 1.01 of the Existing Credit Agreement shall be amended, restated and replaced in its entirety with the following:

“Delayed Draw Term Loan Commitment” shall mean, (a) in the case of each Lender that is a Lender on the First Amendment Effective Date, the amount set forth opposite such Lender’s name on Schedule 1.01(a) as such Lender’s “Delayed Draw Term Loan Commitment”, and (b) in the case of any Lender that becomes a Lender after the First Amendment Effective Date, the amount specified as such Lender’s “Delayed Draw Term Loan Commitment” in the Assignment and Acceptance pursuant to which such Lender assumed a portion of the Delayed Draw Term Loan Commitment, in each case as the same may be changed from time to time pursuant to the terms hereof (including by the incurrence of Supplemental Delayed Draw Term Loan Commitments in accordance with Section 2.01(c)(i) and pro rata increases of the Delayed Draw Term Loan Commitment of any Lender in accordance with Section 2.08(f)). The Delayed Draw Term Loan Commitment shall be reduced on a dollar-for-dollar basis in connection with each borrowing of Delayed Draw Term Loans hereunder.

1.4    The definition of “Required Delayed Draw Term Loan Lenders” under Section 1.01 of the Existing Credit Agreement shall be amended by inserting the following proviso immediately before the period at the end of such definition:

“; provided, further, that (i) if at any date of determination, (x) Goldman Sachs BDC, Inc. or any Affiliate thereof is a Lender and (y) the aggregate principal amount of outstanding Delayed Draw Term Loans and Delayed Draw Term Loan Commitments held by such Persons exceeds 20% of the aggregate principal amount of all outstanding Delayed Draw Term Loans and Delayed Draw Term Loan Commitments as of such date of determination, then any determination of “Required Delayed Draw Term Loan Lenders” shall require the affirmative vote of Goldman Sachs BDC, Inc., and (ii) if at any date of determination, (x) OR Tech Lending LLC, OR Tech Lending II LLC,

OR Tech Lending IC LLC or any Affiliate of the foregoing is a Lender and (y) the aggregate principal amount of outstanding Delayed Draw Term Loans and Delayed Draw Term Loan Commitments held by such Persons exceeds 20% of the aggregate principal amount of all outstanding Delayed Draw Term Loans and Delayed Draw Term Loan Commitments as of such date of determination, then any determination of “Required Delayed Draw Term Loan Lenders” shall require the affirmative vote of such Persons”.

1.5    The definition of “Required Lenders” under Section 1.01 of the Existing Credit Agreement shall be amended by inserting the following proviso immediately before the period at the end of such definition:

“; provided, further, that (i) if at any date of determination, (x) Goldman Sachs BDC, Inc. or any Affiliate thereof is a Lender and (y) the aggregate principal amount of outstanding Loans and Commitments held by such Persons exceeds 20% of the aggregate principal amount of all outstanding Loans and Commitments as of such date of determination, then any determination of “Required Lenders” shall require the affirmative vote of Goldman Sachs BDC, Inc., and (ii) if at any date of determination, (x) OR Tech Lending LLC, OR Tech Lending II LLC, OR Tech Lending IC LLC or any Affiliate of the foregoing is a Lender and (y) the aggregate principal amount of outstanding Loans and Commitments held by such Persons exceeds 20% of the aggregate principal amount of all outstanding Loans and Commitments as of such date of determination, then any determination of “Required Lenders” shall require the affirmative vote of such Persons”.

1.6    The definition of “Term Loan” under Section 1.01 of the Existing Credit Agreement shall be amended, restated and replaced in its entirety with the following:

“Term Loan” shall mean, individually any Closing Date Term Loan, First Amendment Term Loan or Delayed Draw Term Loan made in accordance with the terms hereunder, and collectively, the Closing Date Term Loans, the First Amendment Term Loans and the Delayed Draw Term Loans made in accordance with the terms hereunder.

1.7    Clause (a) of Section 2.01 of the Existing Credit Agreement shall be amended, restated and replaced in its entirety with the following:

(a)    Closing Date Term Loans and First Amendment Term Loans. Subject to and upon the terms and conditions set forth herein, each Lender having a Closing Date Term Loan Commitment on the Closing Date severally made a loan or loans (individually a “Closing Date Term Loan” and collectively the “Closing Date Term Loans”) in the amount set forth opposite such Lender’s name on Schedule 1.01(a) to the Borrower, which Closing Date Term Loans (i) did not exceed, for any such Lender, the Closing Date Term Loan Commitment of such Lender, and (ii) were made on or about the Closing Date but prior to the First Amendment Effective Date, and are subject to the following conditions: (x) may, at the option of the Borrower, be incurred and maintained as, and/or converted into, ABR Loans or SOFR Loans; provided that all such Closing Date Term Loans made by each of the Lenders pursuant to the same Borrowing shall, unless otherwise specifically provided herein, consist entirely of Closing Date Term Loans of the same Type, and (y) may be repaid or prepaid in accordance with the provisions hereof, but once repaid or prepaid may not be reborrowed. Subject to and upon the terms and conditions set forth herein and in the First Amendment, each Lender having a First Amendment Term Loan Commitment on the First Amendment Effective Date severally agrees to make First Amendment Term Loans in the amount set forth opposite such Lender’s name on Annex A of the First Amendment to the Borrower, which First Amendment Term Loans (i) shall constitute the same Class of Term Loans as the Closing Date Term Loans, (ii) shall not exceed, for any such Lender, the First Amendment Term Loan

Commitment of such Lender, (iii) shall be made on the First Amendment Effective Date, (iv) may, at the option of the Borrower, be incurred and maintained as, and/or converted into, ABR Loans or SOFR Loans; provided that all such First Amendment Term Loans made by each of the Lenders pursuant to the same Borrowing shall, unless otherwise specifically provided herein, consist entirely of First Amendment Term Loans of the same Type, and (v) may be repaid or prepaid in accordance with the provisions hereof, but once repaid or prepaid may not be reborrowed.

1.8    Section 3.02(a) of the Existing Credit Agreement shall be amended by inserting the following sentence immediately after the period at the end thereof:

“The First Amendment Term Loan Commitments shall terminate upon the making of the First Amendment Term Loans on the First Amendment Effective Date.”.

1.9    The first “WHEREAS” clause under the Recitals of the Existing Credit Agreement shall be amended, restated and replaced in its entirety with the following:

WHEREAS, the Borrower has requested that the Lenders extend credit to the Borrower in the form of (a) (i) Closing Date Term Loans (as defined below) in an aggregate principal amount of $112,179,487.18 on the Closing Date (as defined below) and (ii) First Amendment Term Loans (as defined below) in an aggregate principal amount of $62,820,512.82 on the First Amendment Effective Date (as defined below) (clauses (i) and (ii), collectively, the “Closing Date Term Loan Facility”), and (b) (i) Delayed Draw Term Loan Commitments (as defined below) in an aggregate principal amount of $12,820,512.82 on the Closing Date and (ii) First Amendment Delayed Draw Term Loan Commitments (as defined below) in an aggregate principal amount of $7,179,487.18 on the First Amendment Effective Date (clauses (i) and (ii), collectively, the “Delayed Draw Term Loan Facility”);

2.	Additional Term Loans; Additional Delayed Draw Term Loan Commitments.

2.1    Each Additional Lender party hereto agrees to provide to the Borrower on the First Amendment Effective Date (a) Additional Term Loans in an amount equal to aggregate principal amount of its Additional Term Loan Commitments set forth opposite its name under the heading “Additional Term Loan Commitments” on Annex A hereto, and (b) Additional Delayed Draw Term Loan Commitments in an amount equal to aggregate principal amount of its Additional Delayed Draw Term Loan Commitments set forth opposite its name under the heading “Additional Delayed Draw Term Loan Commitments” on Annex A hereto. The Additional Term Loans shall be added to, and thereafter constitute a part of, the existing Class of Closing Date Term Loans under the Existing Credit Agreement and, for the avoidance of doubt, shall be subject to the same terms applicable to such existing Class of Closing Date Term Loans. The Additional Term Loan Commitments shall be added to, and thereafter constitute a part of, the existing Class of Closing Date Term Loan Commitments under the Existing Credit Agreement and, for the avoidance of doubt, shall be subject to the same terms applicable to such existing Class of Closing Date Term Loan Commitments. The Additional Delayed Draw Term Loan Commitments shall be added to, and thereafter constitute a part of, the existing Delayed Draw Term Loan Facility under the Existing Credit Agreement and the term loans thereunder shall thereafter constitute a part of the existing Class of Delayed Draw Term Loans under the Existing Credit Agreement and, for the avoidance of doubt, shall be subject to the same terms applicable to such existing Class of Delayed Draw Term Loans. The Borrower shall incur the Additional Term Loans in a single borrowing on the First Amendment Effective Date, and thereafter, the Additional Term Loan Commitments of the Additional Lenders to provide Additional Term Loans shall automatically terminate.

2.2    The Additional Lenders shall constitute “Lenders”, “Delayed Draw Term Loan Lenders” and “Secured Parties” under and as defined in the Amended Credit Agreement and shall be subject to and bound by the terms of the Amended Credit Agreement, and shall perform all the obligations of and shall have all the rights of Lenders, Delayed Draw Term Loan Lenders and Secured Parties thereunder and under the other Credit Documents. The Additional Term Loans shall constitute “Closing Date Term Loans”, “Term Loans” and “Loans” under and defined in the Amended Credit Agreement and shall be subject to the terms thereunder and under the other Credit Documents applicable to Closing Date Term Loans, Term Loans and Loans. The Additional Term Loan Commitments shall constitute “Closing Date Term Loan Commitments” and “Commitments” under and defined in the Amended Credit Agreement and shall be subject to the terms thereunder and under the other Credit Documents applicable to Closing Date Term Loan Commitments and Commitments. The Additional Delayed Draw Term Loan Commitments shall constitute “Delayed Draw Term Loan Commitments” and “Commitments” and the delayed draw term loans made thereunder shall constitute “Delayed Draw Term Loans” and “Loans” under and defined in the Amended Credit Agreement and, in each case, shall be subject to the terms thereunder and under the other Credit Documents applicable to Delayed Draw Term Loan Commitments, Commitments, Delayed Draw Term Loans and Loans, as applicable.

3.    Conditions to Effectiveness. The effectiveness of this Amendment is subject to the satisfaction of the following conditions precedent (the time at which all such conditions are so satisfied is referred to herein as the “First Amendment Effective Date”):

3.1    The Administrative Agent shall have received:

(i)    executed counterparts of this Amendment duly executed by the Borrower, the Administrative Agent, the Collateral Agent, each Existing Lender, and each Additional Lender;

(ii)    a Notice of Borrowing with respect to the Additional Term Loans;

(iii)    an executed legal opinion of Cooley LLP, as counsel to the Borrower addressed to the Administrative Agent, the Collateral Agent, the Existing Lenders, and the Additional Lenders and in form and substance reasonably satisfactory to the Administrative Agent;

(iv)    a certificate for the Borrower, dated the date hereof, duly executed and delivered by the Borrower’s corporate secretary as to: (a) resolutions of the Borrower’s board of directors then in full force and effect expressly and specifically authorizing, to the extent relevant, all aspects of this Amendment applicable to the Borrower and the execution, delivery and performance of this Amendment and each other Credit Document, in each case, to be executed by the Borrower, (b) the incumbency and signatures of the Borrower’s Authorized Officers and any other of its officers, managing member or general partner, as applicable, authorized to act with respect to this Amendment and each Credit Document to be executed by the Borrower, (c) the Borrower’s Organization Documents, as amended, modified or supplemented as of the date hereof, and (d) a corporate good standing certificate, certified as of a recent date by the appropriate officer or official body of the jurisdiction of organization of the Borrower; provided that with respect to the items set forth in clauses (a) through (c), the Borrower may certify that such items have not changed since the corresponding items were delivered on the Closing Date;

(v)    a Solvency Certificate, dated the date hereof, of a financial officer or other Authorized Officer of the Borrower, on behalf of the Borrower; and

(vi)    a certificate from the Borrower, dated the date hereof, duly executed and delivered by an Authorized Officer, certifying that, after giving effect to the funding of the Additional Term Loans and the effectiveness of the Additional Delayed Draw Term Loan Commitments on the date hereof, the conditions set forth in Sections 3.2 and 3.3 below have been satisfied.

3.2    Since January 31, 2022, there has not been any event or series of events which has had a Material Adverse Effect.

3.3    (a) No Default or Event of Default shall have occurred and be continuing, and (b) all representations and warranties made by the Borrower contained herein or in the other Credit Documents shall be true and correct in all material respects (without duplication of materiality qualifiers) in each case with the same effect as though such representations and warranties had been made on and as of the date hereof (except where such representations and warranties expressly relate to an earlier date, in which case such representations and warranties shall have been true and correct in all material respects as of such earlier date).

3.4    Unless otherwise agreed between the Borrower and the Administrative Agent (and the Additional Lenders, with respect to clause (a)), and to the extent not already received on or prior to the Closing Date, (a) each of the Administrative Agent and the Additional Lenders shall have received all documentation and information required by bank regulatory authorities under applicable “know-your- customer” and anti-money laundering rules and regulations, including the Patriot Act, at least five (5) days prior to the date hereof to the extent requested by such Person at least ten (10) days prior to the date hereof, including, without limitation, duly executed IRS Form W-9 for the Borrower, and (b) to the extent the Borrower qualifies as a “legal entity customer” under the Beneficial Ownership Regulation, the Administrative Agent shall have received such Beneficial Ownership Certification at least three (3) Business Days prior to the date hereof.

3.5    Concurrently with the initial funding of the Additional Term Loans, the Administrative Agent, each Existing Lender and each Additional Lender, as applicable, shall have received, for its own respective account, all fees and out-of-pocket expenses due and payable to such Person under any Fee Letter for which invoices have been presented at least two (2) Business Days prior to the Closing Date.

4.    Representations and Warranties. In order to induce the parties hereto to enter into this Amendment and the Additional Lenders to make the Additional Term Loans and to provide the Additional Delayed Draw Term Loan Commitments as provided for herein, the Borrower hereby represents and warrants as of the First Amendment Effective Date, which representations and warranties shall survive the execution and delivery of this Amendment, that:

4.1    Corporate Status. The Borrower (a) is a duly organized or formed and validly existing corporation or other registered entity in good standing (to the extent such concept is applicable) under the laws of the jurisdiction of its organization and has the requisite corporate or other organizational power and authority to own its property and assets and to transact the business in which it is engaged and (b) has duly qualified and is authorized to do business and is in good standing (to the extent such concept is applicable) in all jurisdictions where required by the conduct of its business or the ownership of assets except where the failure to do so would not reasonably be expected to result in a Material Adverse Effect.

4.2    Corporate Power and Authority. The Borrower has the corporate or other organizational power and authority to execute, deliver and carry out the terms and provisions of this Amendment and the other Credit Documents to which it is a party and has taken all necessary corporate or other organizational action to authorize the execution, delivery and performance of this Amendment and the other Credit Documents to which it is a party. The Borrower has duly executed and delivered this Amendment and the other Credit Documents and all such documents constitute the legal, valid and binding obligation of the

Borrower enforceable in accordance with its terms, subject to the effects of bankruptcy, insolvency, fraudulent conveyance, moratorium, reorganization and other similar laws relating to or affecting creditors’ rights generally and general principles of equity (whether considered in a proceeding in equity or law).

4.3    No Violation. None of the execution, delivery and performance by the Borrower of this Amendment and the other Credit Documents to which it is a party and compliance with the terms and provisions thereof will (i) contravene any applicable provision of any Applicable Law of any Governmental Authority in any material respect, (ii) result in any breach of any of the terms, covenants, conditions or provisions of, or constitute a default under, or result in the creation or imposition of (or the obligation to create or impose) any Lien upon any of the property or assets of the Borrower (other than Liens created under the Credit Documents) pursuant to (A) the terms of any indenture, loan agreement, lease agreement, mortgage or deed of trust, or (B) any other Contractual Obligation, in the case of either clause (A) and clause (B) to which the Borrower is a party or by which it or any of its property or assets is bound, or (iii) violate any provision of the Organization Documents of the Borrower, except with respect to any conflict, breach or contravention or default (but not creation of Liens) referred to in clause (ii), to the extent that such conflict, breach, contravention or default would not reasonably be expected to have a Material Adverse Effect.

4.4    Representations and Warranties. All representations and warranties made by the Borrower contained herein or in the other Credit Documents are true and correct in all material respects (without duplication of materiality qualifiers) in each case with the same effect as though such representations and warranties had been made on and as of the date hereof (except where such representations and warranties expressly relate to an earlier date, in which case such representations and warranties shall have been true and correct in all material respects as of such earlier date).

4.5    No Default or Event of Default. No Default or Event of Default has occurred and is continuing.

5.	Reference to and Effect Upon the Credit Agreement.

5.1    Except as specifically set forth above, the Borrower hereby acknowledges and agrees that the terms and provisions of the Existing Credit Agreement and the other Credit Documents shall remain in full force and effect, that all of its obligations thereunder shall be valid and enforceable and shall not be impaired or limited by the execution or effectiveness of this Amendment.

5.2    The amendments set forth herein are effective solely for the purposes set forth herein and shall be limited precisely as written, and shall not be deemed to (i) be a consent to any amendment, waiver or modification of any other term or condition of the Existing Credit Agreement or any other Credit Document, (ii) operate as a waiver or otherwise prejudice any right, power or remedy that the Administrative Agent, the Collateral Agent or any Lender may now have or may have in the future under or in connection with the Existing Credit Agreement or the Amended Credit Agreement, as applicable, or any other Credit Document, (iii) constitute a waiver of any provision of the Existing Credit Agreement, the Amended Credit Agreement or any other Credit Document, (iv) create a course of dealing or otherwise obligate the Administrative Agent, the Collateral Agent, the Existing Lenders or the Additional Lenders to forbear, waive, consent or execute similar amendments under the same or similar circumstances in the future. Upon the effectiveness of this Amendment, each reference in the Amended Credit Agreement to “this Agreement,” “herein,” “hereof” and words of like import and each reference in the Amended Credit Agreement and the other Credit Documents to the “Credit Agreement” shall mean the Amended Credit Agreement as amended hereby. This Amendment shall be construed in connection with and as part of the Amended Credit Agreement.

6.    Costs and Expenses. The provisions of Section 12.05 (Payment of Expenses; Indemnification) under the Amended Credit Agreement are hereby incorporated by reference mutatis mutandis.

7.    Credit Document. This Amendment shall constitute a “Credit Document” as defined in the Amended Credit Document.

8.    Governing Law. THIS AGREEMENT, THE OTHER CREDIT DOCUMENTS (UNLESS EXPRESSLY PROVIDED OTHERWISE THEREIN) AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER AND THEREUNDER SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK, WITHOUT REFERENCE TO CONFLICTS OF LAW PROVISIONS.

9.    Headings. Section headings used in this Amendment are for convenience of reference only, are not part of this Amendment and shall not affect the construction of, or be taken into consideration in interpreting, this Amendment.

10.    Counterparts; Integration; Effectiveness. This Amendment may be executed by one or more of the parties hereto on any number of separate counterparts (including by facsimile or other electronic transmission), and all of said counterparts taken together shall be deemed to constitute one and the same instrument. A set of the copies of this Amendment signed by all the parties shall be lodged with the Borrower, the Collateral Agent and the Administrative Agent. The words “execution,” “signed,” “signature,” and words of like import in or related to this Amendment or any document to be signed in connection with this Amendment and the transactions contemplated hereby shall be deemed to include electronic signatures or the keeping of records in electronic form, each of which shall be of the same legal effect, validity or enforceability as a manually executed signature or the use of a paper-based recordkeeping system, as the case may be, to the extent and as provided for in any applicable law, including the Federal Electronic Signatures in Global and National Commerce Act, the New York State Electronic Signatures and Records Act, or any other similar state laws based on the Uniform Electronic Transactions Act; provided that notwithstanding anything contained herein to the contrary the none of the Administrative Agent and the Collateral Agent is under any obligation to agree to accept electronic signatures in any form or in any format unless expressly agreed to by such Person pursuant to the procedures approved by it.

11.    Reaffirmation. The Credit Parties signatory hereto hereby reaffirm their guaranties of the Obligations, as applicable, and reaffirm that the Obligations (including all Obligations with respect to the Additional Term Loans and the Additional Delayed Draw Term Loans) are and continue to be guaranteed, as applicable, and secured by the security interest granted by the Credit Parties in favor of the Collateral Agent, on behalf of itself and the other Secured Parties, under the Security Pledge Agreement and the other Credit Documents and, notwithstanding the effectiveness of this Amendment or any of the transactions contemplated hereby, such guarantees, grants of security interests and other obligations, and all of the terms, conditions, provisions, agreements, requirements, promises, obligations, duties, covenants and representations of the Credit Parties under such documents and agreements entered into with respect to the Obligations under the Amended Credit Agreement and the other Credit Documents are hereby ratified and affirmed in all respects by the Credit Parties, and shall continue to be in full force and effect. Each Credit Party acknowledges that all references to “Credit Agreement” in the Credit Documents shall take into account the provisions of this Amendment and be a reference to the “Credit Agreement” as amended hereby.

12.    No Novation. By its execution of this Amendment, each of the parties hereto acknowledges and agrees that the terms of this Amendment do not constitute a novation, but, rather, a supplement of a pre- existing indebtedness and related agreement, as evidenced by the Amended Credit Agreement.

[THIS SPACE INTENTIONALLY LEFT BLANK]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed by their respective authorized officers as of the day and year first above written.

BORROWER:	RUBRIK, INC.

	By:	/s/ Kiran Choudary
	Name:	Kiran Choudary
	Title:	Chief Financial Officer

[Signature Page to First Amendment to Credit Agreement]

ADMINISTRATIVE AGENT AND COLLATERAL AGENT:	GOLDMAN SACHS BDC, INC., as the Administrative Agent and the Collateral Agent

	By:	/s/ David Yu
	Name:	David Yu
	Title:	Authorized Signatory

[Signature Page to First Amendment to Credit Agreement]

EXISTING LENDERS:	GOLDMAN SACHS BDC, INC., as an Existing Lender

	By:	/s/ David Yu
	Name:	David Yu
	Title:	Authorized Signatory

GOLDMAN SACHS PRIVATE MIDDLE MARKET CREDIT II SPV II LLC, as an Existing Lender
By: Goldman Sachs Private Middle Market Credit II LLC, its Designated Manager

	By:	/s/ David Yu
	Name:	David Yu
	Title:	Authorized Signatory

SENIOR CREDIT FUND (UCR) SPV LLC, as an Existing Lender
	By:	Senior Credit Fund (UCR) LLC, its Designated Manager

	By:	/s/ David Yu
	Name:	David Yu
	Title:	Authorized Signatory

GOLDMAN SACHS MIDDLE MARKET LENDING CORP II,, as an Existing Lender

	By:	/s/ David Yu
	Name:	David Yu
	Title:	Authorized Signatory

[Signature Page to First Amendment to Credit Agreement]

SENIOR CREDIT FUND (SERIES G) FOREIGN INCOME BLOCKER LLC, as an Existing Lender
By: Senior Credit Fund (Series G) LP, its sole member
By: Goldman Sachs Asset Management, L.P., as Investment Manager

By:	/s/ David Yu
Name:	David Yu
Title:	Authorized Signatory

INSURANCE PRIVATE CREDIT II LLC, as an Existing Lender
By: Goldman Sachs Asset Management, L.P., as Investment Manager

By:	/s/ David Yu
Name:	David Yu
Title:	Authorized Signatory

LINCOLN INVESTMENT SOLUTIONS, INC., as an Existing Lender
By: Goldman Sachs Asset Management, L.P., as Investment Advisor

By:	/s/ David Yu
Name:	David Yu
Title:	Authorized Signatory

[Signature Page to First Amendment to Credit Agreement]

ADDITIONAL LENDERS:	OR TECH LENDING LLC, as an Additional Lender

	By:	/s/ Jon ten Oever
	Name:	Jon ten Oever
	Title:	Authorized Signatory

OR TECH LENDING II LLC, as an Additional Lender

	By:	/s/ Jon ten Oever
	Name:	Jon ten Oever
	Title:	Authorized Signatory

OR TECH LENDING IC LLC, as an Additional Lender

	By:	/s/ Jon ten Oever
	Name:	Jon ten Oever
	Title:	Authorized Signatory

[Signature Page to First Amendment to Credit Agreement]